Exhibit 10.78
First Amendment to Real Estate Purchase and Sale Agreement
     THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (the “Amendment”) is made and entered into this 1st day of February, 2008 by and between Suffern Self Storage, L.L.C., Jersey City Self Storage, L.L.C., Linden Self Storage, L.L.C., Webster Self Storage, L.L.C., Bronx Self Storage, L.L.C., American Storage Properties North LLC and The Storage Company LLC (collectively, “Seller”), and Acadia Storage Post LLC (“Buyer”)
RECITALS
     A. Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement, dated as of November 30, 2007, regarding the sale of certain real property and storage facilities located in New York and New Jersey (the “Agreement”).
     B. Seller and Buyer now desire to amend the Agreement, as described more fully below.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:
     1. Recitals; Defined Terms. The foregoing Recitals are hereby incorporated by this reference and made a substantive part hereof. Any capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.
     2. Amendment.
     (a) The Buyer hereby elects to extend the Closing Date. Accordingly, the definition of Closing Date pursuant to Section 2.1 of the Agreement is hereby amended by deleting only the first paragraph of the definition and inserting the following in lieu thereof:

“Closing Date.	On or before March 3, 2008; provided, however, prior written notice of the date Buyer elects to proceed to Closing hereunder shall be provided three (3) business days prior to the Closing. Closing hereunder shall occur simultaneously with the Closing under that certain Real Estate Purchase and Sale Agreement between American Storage Properties North LLC and Acadia Storage Post Metropolitan Avenue, LLC regarding 4805 Metropolitan Avenue, Unit 2, Maspeth, Queens, New York, dated as of the date hereof (the “Ridgewood Agreement”). Any extensions of the Closing

Date for title issues under Section 5 of this Agreement shall cause the Closing Date of the Ridgewood Agreement to be extended for the same amount of time. Likewise, any extensions of the Closing Date for title issues pursuant to Section 5.2 of the Ridgewood Agreement shall cause the Closing Date hereunder to be extended for the same amount of time.”
     (b) Notwithstanding anything to the contrary in the Agreement, no later than Monday, February 4, 2008 Buyer shall wire in immediately available funds to Seller in accordance with the wire instructions attached hereto as Exhibit A, a payment in the amount of Five Hundred Thousand Dollars ($500,000)(the “Extension Payment”). Failure of Buyer to timely deposit the Extension Payment with Seller shall be a default by Buyer under this Agreement. This Extension Payment shall be non-refundable to Buyer except as expressly set forth in the following sentences. If Closing occurs under this Agreement and the Ridgewood Agreement, the Extension Payment will be added to the Purchase Price; provided, however, that for each day prior to March 3, 2008 that Closing actually occurs, the Purchase Price shall be reduced by an amount equal to $16,129.00 per diem (the “Early Closing Reduction”). Notwithstanding the foregoing, in the event Buyer fails to close under the Ridgewood Agreement for any reason other than a default by Seller or failure of Seller to satisfy conditions precedent to Closing set forth in Section 7.1 of the Ridgewood Agreement, there will be no Early Closing Reduction hereunder. The Purchase Price allocable to the Lawrence Property, which is owned by American Storage Properties North LLC, shall be increased by the amount of the Extension Payment less the Early Closing Reduction, if any. For purposes of clarity, Seller shall have no obligation to return the Extension Payment to Buyer if Buyer terminates the Agreement prior to Closing or if Buyer defaults under the Agreement. In the event of a default by Seller hereunder, if Buyer elects to terminate this Agreement and receive reimbursement of the Earnest Money pursuant to the terms of Section 13.2 hereof, Buyer shall also receive reimbursement of the Extension Payment.
     (c) The Seller and Buyer hereby confirm that Buyer desires to acquire the Storage Facilities in newly-created entities as hereinafter designated:

Name of Property	Entity to Acquire the Property
Bruckner	Acadia Storage Company LLC
Fordham	Acadia Storage Post Portfolio Company LLC
Jersey City	Acadia Storage Post Portfolio Company LLC
Lawrence	Acadia Storage Post Portfolio Company LLC
Linden	Acadia Storage Post Portfolio Company LLC
Long Island City	Acadia Storage Company LLC
New Rochelle	Acadia Storage Company LLC
Suffern	Acadia Suffern LLC
Webster	Acadia Storage Post Portfolio Company LLC
Yonkers	Acadia Storage Company LLC

     3. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     4. Conflicts. In the event any provision of this Amendment conflicts with a provision of the Contract, such provision of this Amendment shall govern and control for all purposes and in all respects.
     5. Ratification. Except as modified hereby, the Agreement is hereby ratified and confirmed for all purposes and in all respects.
     6. Counterparts. This Amendment may be executed in multiple counterpart copies, all of which constitute a single document, and may be delivered by facsimile transmission.
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[Signatures appear on following page]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Purchase and Sale Agreement as of the date first above written.
SELLER:
Suffern Self Storage, L.L.C., a Delaware limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:	The Northwestern Mutual Life Insurance Company,
A Wisconsin corporation, a member

		By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

By:	Suffern Manager, LLC, a Delaware limited liability company,
A member

	By:	American Storage Properties North LLC,
a Delaware limited liability company,

		By:		The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

			By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

		By:		American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

Jersey City Self Storage, L.L.C.,
a Delaware limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:	The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

		By:		Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

Bronx Self Storage, L.L.C.,
a Delaware limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:	The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

		By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

Linden Self Storage, L.L.C.,
A New Jersey limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:		The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

		By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:		American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

Webster Self Storage, L.L.C., a
Delaware limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:		The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

		By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

The Storage Company LLC,
a Delaware limited liability company

By:	American Storage Properties North LLC,
a Delaware limited liability company,

	By:	The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

		By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

, Managing Director

And

	By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

American Storage Properties North LLC,
a Delaware limited liability company,

By:	The Northwestern Mutual Life Insurance Company,
a Wisconsin corporation, a member

	By:	Northwestern Investment Management Company, LLC,
a Delaware limited liability company, its wholly-owned
affiliate and authorized representative

By:

	,	Managing Director

And

By:	American Storage Properties North Investors LLC, a
Delaware limited liability company, a member

By:

Stephen J. Garchik, Manager

By:

Andrew J. Czekaj, Manager

BUYER:

Acadia Storage Post LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit A
Wire Instructions for:
THE STORAGE COMPANY
MASTER ACCOUNT

BANK:	BANK OF AMERICA
301 Carnegie Center
Princeton, NJ 08540

ABA #:
ACCOUNT #:

CREDIT:	The Storage Company
Master Account

NOTIFY:	Kristina Fisher